                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217


EQ Advisors Trust

PROSPECTUS DATED AUGUST 30, 1999


EQ ADVISORS TRUST

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This Prospectus describes the two (2) Portfolios offered by EQ Advisors Trust that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference. The Portfolios followed by an asterisk (*) below will not be available for investment until October 1, 1999.



                          Aggressive Equity Portfolio
                          ---------------------------

                           Alliance Aggressive Stock*




                          Asset Allocation Portfolio
                          --------------------------

                              Alliance Balanced*








    See Prospectus dated May 1, 1999 for additional investment alternatives.

-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version Trans2 Supp

Overview


OVERVIEW

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 EQ ADVISORS TRUST

 This Prospectus tells you about the two (2) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable of EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 EQ Financial Consultants, Inc. ("EQFC") currently serves as the Manager of the Trust. The Board of Trustees of the Trust approved a transfer of its Investment Management Agreement with EQFC to Equitable, the indirect corporate parent of EQFC, which is expected to be completed in September 1999. Upon completion of the transfer, Equitable (to be referred to as the "Manager" following completion of the transfer, however, until completion of the transfer, "Manager" refers to EQFC) will serve as the Manager of the Trust subject to the supervision and direction of the Board of Trustees. EQFC currently has overall responsibility for the general management and administration of the Trust. EQFC and Equitable are each an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act").

 Following the transfer, Equitable will serve as Manager and exercise all functions of the Manager as set forth in the Investment Management Agreement. Management of the Trust and its Board of Trustees are of the view that the transfer of the Investment Management Agreement from EQFC to Equitable does not constitute an "assignment" of that agreement as that term is defined in
 Section 2(a)(4) of the 1940 Act and Section 202(a)(1) of the Advisers Act.

 Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Adviser for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to:
 (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

 The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed applications requesting that the SEC approve the substitution of: (i) Class IA shares of certain Portfolios for Class IA shares of corresponding portfolios of The Hudson River Trust ("HRT"); and (ii) Class IB shares of certain Portfolios for Class IB shares of corresponding HRT portfolios ("Substitution Application"). Alliance Capital Management L.P. ("Alliance") serves as Adviser for each Portfolio to be substituted for the corresponding HRT portfolio. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios

OVERVIEW

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 for which Alliance serves as Adviser, the Manager will not: (i) terminate
 Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.


                                     ------------------------- EQ Advisors Trust

Table of contents


TABLE OF CONTENTS

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

-------------------------------------------------
 1
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                              6
-------------------------------------------------

-------------------------------------------------
 2
 ABOUT THE INVESTMENT PORTFOLIOS               10
-------------------------------------------------
    AGGRESSIVE EQUITY PORTFOLIO                12
       Alliance Aggressive Stock Portfolio     12
    ASSET ALLOCATION PORTFOLIO                 15
       Alliance Balanced Portfolio             16

-------------------------------------------------
 3
 MORE INFORMATION ON PRINCIPAL RISKS           19
-------------------------------------------------

-------------------------------------------------
 4
 MANAGEMENT OF THE TRUST                       24
-------------------------------------------------
    The Trust                                  24
    The Manager                                24
    The Advisers                               25
    The Administrator                          25
    The Transfer Agent                         26
    Brokerage Practices                        26
    Brokerage Transactions with Affiliates     26

-------------------------------------------------
 5
 FUND DISTRIBUTION ARRANGEMENTS                27
-------------------------------------------------

-------------------------------------------------
 6
 PURCHASE AND REDEMPTION                       28
-------------------------------------------------

-------------------------------------------------
 7
 HOW ASSETS ARE VALUED                         29
-------------------------------------------------

-------------------------------------------------
 8
 TAX INFORMATION                               30
-------------------------------------------------

-------------------------------------------------
 9
 FINANCIAL HIGHLIGHTS                          31
-------------------------------------------------

TABLE OF CONTENTS

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                           (Intentionally Left Blank)





























                                     ------------------------- EQ Advisors Trust

1
Summary information concerning EQ Advisors Trust


SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST

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The following chart highlights the two (2) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC and non-affiliated insurance companies. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 19.

EQ ADVISORS TRUST AGGRESSIVE EQUITY PORTFOLIO
PORTFOLIO                                           INVESTMENT OBJECTIVE(S)
ALLIANCE AGGRESSIVE STOCK                           Seeks to achieve long-term growth of capital




SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST

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
PRINCIPAL INVESTMENT STRATEGIES                            PRINCIPAL RISKS
Stocks and other equity securities of small and            General investment, small-cap and mid-cap company,
medium-sized companies (including securities of            growth investing, leveraging, derivatives, liquidity and
companies in cyclical industries, companies whose          foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)


                                     ------------------------- EQ Advisors Trust

SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST

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
 EQ ADVISORS TRUST ASSET ALLOCATION PORTFOLIO
 PORTFOLIO                                                    INVESTMENT OBJECTIVE(S)
 ALLIANCE BALANCED                                            Seeks to achieve a high return through both appreciation
                                                              of capital and current income


SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST

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
 PRINCIPAL INVESTMENT STRATEGIES                              PRINCIPAL RISKS
Debt and equity securities, money market instruments,       General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending     derivatives, leveraging, liquidity, securities lending, and foreign securities risks

                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios


ABOUT THE INVESTMENT PORTFOLIOS

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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The performance shown below is from each Portfolio's predecessor registered investment company managed by the Adviser using the same investment objectives and strategies as the Portfolio. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

ABOUT THE INVESTMENT PORTFOLIOS

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THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX
("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.


THE LIPPER AVERAGES are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees and direct operating expenses. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the contract level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.


THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.


THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE
INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


         ---------------------------------------------------- EQ Advisors Trust

AGGRESSIVE EQUITY PORTFOLIO


ALLIANCE AGGRESSIVE STOCK PORTFOLIO

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ALLIANCE AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable growth prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including investments in debt securities and making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

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FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]



 1989   1990   1991    1992   1993   1994   1995   1996   1997    1998

43.5%   8.2%   86.9%   -3.2%  16.8%  -3.8%  31.6%  22.2%  10.9%   0.3%



Best quarter (% and time period)    Worst quarter (% and time period)
40.10% (1991 1st Quarter)           -27.19% (1998 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                 ONE YEAR     FIVE YEARS     TEN YEARS
 Alliance Aggressive Stock
   Portfolio - Class IA Shares      0.29%       11.47%         18.90%
 50% S&P 400 MidCap
   Index/50% Russell 2000*          8.28%       15.56%         16.49%
 S&P 400 MidCap Index*             19.11%       18.84%         19.29%
 Lipper MidCap Growth Funds
   Average*                        12.16%       14.87%         15.44%

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

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predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.

ASSET ALLOCATION PORTFOLIO



ASSET ALLOCATION PORTFOLIO

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The Alliance Balanced Portfolio is called an Asset Allocation Portfolio. This
Portfolio invests in a variety of fixed income and equity securities, pursuant to an asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

The Portfolio has been designed with a view toward an "investor profile." The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of the Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for the Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for the Portfolio.

When the Committee establishes a new allocation range for the Portfolio, it also prescribes the length of time during which the Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolio looks first to available cash flow. If the Adviser believes that cash flow will be insufficient to achieve the desired asset mix, the Portfolio will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Portfolio is permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. The Portfolio may make loans of up to 50% of its total portfolio securities. The Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts.

     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE BALANCED PORTFOLIO

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 ALLIANCE BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities.

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio's holdings are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.


 The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including using of up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if the Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

ALLIANCE BALANCED PORTFOLIO

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  17
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 risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 FIXED INCOME RISKS: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

    INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

    INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE BALANCED PORTFOLIO

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 Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


 1989   1990   1991    1992   1993   1994   1995    1996   1997    1998

25.8%   0.3%   41.3%  -2.8%   12.3%  -8.0%  19.8%  11.70%  15.1%   18.1%


 Best quarter (% and time period)    Worst quarter (% and time period)
 15.13% (1991 4th Quarter)           -8.29% (1990 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                               ONE YEAR     FIVE YEARS     TEN YEARS
 Alliance Balanced Portfolio
   - Class IA Shares            18.11%       10.82%         12.51%
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*          19.02%       16.88%         15.21%
 S&P 500 Index*                 28.58%       24.06%         19.21%
 Lipper Balanced Mutual
   Funds Average                13.48%       13.84%         12.97%

* For more information on this index, see the preceding section "The
  Benchmarks."


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

3
More information on principal risks


MORE INFORMATION ON PRINCIPAL RISKS

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 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

 In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States.

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In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS-EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

    CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

    INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

    MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend

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    to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

    INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

    JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

    CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

    The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market


     ----------------------------------------------------    EQ Advisors Trust

MORE INFORMATION ON PRINCIPAL RISKS

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    countries are currently lagging behind more developed countries in their
    Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS-YEAR 2000 RISK."

    EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

    The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.


    POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

    REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

    TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.




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LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


     ----------------------------------------------------    EQ Advisors Trust

4
Management of the Trust


MANAGEMENT OF THE TRUST

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 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty (40) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


 THE MANAGER

 EQ Financial Consultants, Inc. ("EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable, 1290 Avenue of the Americas, New York, New York 10104, is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management and administration of the Trust. In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

 The Manager has filed an application ("Substitution Application") requesting that the SEC approve the substitution of Class IA and Class IB shares of 14 new Portfolios of the Trust for the same class of shares of corresponding portfolios of The Hudson River Trust ("HRT"). Alliance Capital Management L.P. ("Alliance") will serve as Adviser for each of those 14 new Portfolios. The Substitution Application states that, with respect to those 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance and select a new Adviser for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholder approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

MANAGEMENT OF THE TRUST

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The two (2) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios.


ANNUAL RATE OF MANAGEMENT FEES

 PORTFOLIOS                          ANNUAL RATE
 Alliance Aggressive Stock(1)          0.54%
 Alliance Balanced(1)                  0.41%

(1)  The inception date for this Portfolio was April 30, 1999.


THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed a Substitution Application with the SEC. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser, the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.


     ----------------------------------------------------    EQ Advisors Trust


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THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
Fund distribution arrangements



FUND DISTRIBUTION ARRANGEMENTS

----------------
  27
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQFC") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. EQFC and EDI are affiliates of Equitable. Both EQFC and EDI are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption


PURCHASE AND REDEMPTION

----------------
      28
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

7
How assets are valued


HOW ASSETS ARE VALUED

----------------
  29
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, or in American Depository Receipts or similar form, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information


TAX INFORMATION

----------------
      30
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights

The Hudson River Trust
December 31, 1998

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)


FINANCIAL HIGHLIGHTS

--------
 31
--------------------------------------------------------------------------------

The financial highlights tables below are intended to help you understand the financial performance for two (2) of the Portfolios that are advised by Alliance for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The financial information relating to both the Class IA shares and the Class IB shares for those two (2) Portfolios has been derived from the audited financial statements of HRT for the year ended December 31, 1998. The Class IA shares and the Class IB shares of each HRT Portfolio listed below will be substituted for Class IA shares and the Class IB shares of the corresponding Portfolio of the Trust and the assets and liabilities of the respective HRT Portfolio will be transferred to its corresponding Portfolio of the Trust on or about October 1, 1999. These financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants. PricewaterhouseCoopers LLP's report on HRT financial statements as of December 31, 1998 appears in HRT's Annual Report. The information should be read in conjunction with the financial statements contained in HRT's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:



                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                        1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of period (b) ........      $36.22         $35.85         $35.68         $30.63          $31.89
                                                       ------         ------         ------         ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.09           0.04           0.09           0.10            0.04
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.28)          3.71           7.52           9.54           (1.26)
                                                       ------         ------         ------         ------          ------
  Total from investment operations ..............       (0.19)          3.75           7.61           9.64           (1.22)
                                                       ------         ------         ------         ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.16)         (0.05)         (0.09)         (0.10)          (0.04)
  Dividends in excess of net investment
   income .......................................           -              -          (0.00)             -               -
  Distributions from realized gains .............       (1.72)        (3.33)          (7.33)         (4.49)              -
  Distributions in excess of realized gains .....           -              -          (0.02)             -               -
  Tax return of capital distributions ...........           -              -              -              -           (0.00)
                                                       ------         ------         ------         ------          ------
  Total dividends and distributions .............       (1.88)         (3.38)         (7.44)         (4.59)          (0.04)
                                                       ------         ------         ------         ------          ------
Net asset value, end of period ..................      $34.15         $36.22         $35.85         $35.68          $30.63
                                                       ======         ======         ======         ======          ======
Total return (c) ................................        0.29%         10.94%         22.20%         31.63%         ( 3.81)%
                                                       ======         ======         ======         ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $4,346,907     $4,589,771     $3,865,256     $2,700,515      $1,832,164
Ratio of expenses to average net assets .........        0.56%          0.54%          0.48%          0.49%          0.49%
Ratio of net investment income (loss) to
  average net assets ............................        0.24%          0.11%          0.24%          0.28%          0.12%
Portfolio turnover rate .........................         105%           123%           108%           127%            92%



                                                                   CLASS IB
                                                  -------------------------------------------
                                                         YEAR ENDED            OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  ------------------------    DECEMBER 31,
                                                       1998        1997           1996
                                                  ------------ ----------- ------------------
Net asset value, beginning of period (b) ........    $36.13       $35.83          $37.28
                                                     ------       ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.01        (0.11)          (0.01)
  Net realized and unrealized gain (loss) on
   investments ..................................     (0.29)        3.77            0.85
                                                     ------       ------          ------
  Total from investment operations ..............     (0.28)        3.66            0.84
                                                     ------       ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.12)       (0.03)              -
  Dividends in excess of net investment
   income .......................................         -            -           (0.02)
  Distributions from realized gains .............     (1.72)       (3.33)          (0.23)
  Distributions in excess of realized gains .....         -            -           (2.04)
  Tax return of capital distributions ...........         -            -               -
                                                     ------       ------          ------
  Total dividends and distributions .............     (1.84)       (3.36)          (2.29)
                                                     ------       ------          ------
Net asset value, end of period ..................    $34.01       $36.13          $35.83
                                                     ======       ======          ======
Total return (c) ................................      0.05%       10.66%           2.32%
                                                     ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $153,782      $73,486            $613
Ratio of expenses to average net assets .........      0.82%        0.81%           0.73%(d)
Ratio of net investment income (loss) to
  average net assets ............................      0.02%       (0.28)%         (0.10)%(d)
Portfolio turnover rate .........................       105%         123%            108%

FINANCIAL HIGHLIGHTS

-----
  32
--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO:



                                                                                 CLASS IA
                                                               --------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                                     1998           1997           1996
                                                               -------------- -------------- --------------
Net asset value, beginning of
  period (b) .................................................      $17.58         $16.64         $16.76
                                                                    ------         ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.56           0.58           0.53
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .............................        2.54           1.86           1.31
                                                                    ------         ------         ------
  Total from investment operations ...........................        3.10           2.44           1.84
                                                                    ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................       (0.50)         (0.59)         (0.53)
  Dividends in excess of net investment income ...............           -              -              -
  Distributions from realized gains ..........................       (1.67)         (0.91)         (1.40)
  Distributions in excess of realized gains ..................           -              -          (0.03)
  Tax return of capital distributions ........................           -              -              -
                                                                    ------         ------         ------
  Total dividends and distributions ..........................       (2.17)         (1.50)         (1.96)
                                                                    ------         ------         ------
Net asset value, end of period ...............................      $18.51         $17.58         $16.64
                                                                    ======         ======         ======
Total return (c) .............................................       18.11%         15.06%         11.68%
                                                                    ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................  $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to average net assets ......................        0.45%          0.45%          0.41%
Ratio of net investment income to average net assets .........        3.00%          3.30%          3.15%
Portfolio turnover rate ......................................          95%           146%           177%



                                                                          CLASS IA                 CLASS IB
                                                               ------------------------------ ----------------
                                                                                                 JULY 8, 1998
                                                                  YEAR ENDED DECEMBER 31,            TO
                                                               ------------------------------    DECEMBER 31,
                                                                     1995            1994            1998
                                                               -------------- --------------- ----------------
Net asset value, beginning of
  period (b) .................................................      $14.87          $16.67          $19.48
                                                                    ------          ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.54            0.45            0.24
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .............................        2.36           (1.78)           0.66
                                                                    ------          ------          ------
  Total from investment operations ...........................        2.90           (1.33)           0.90
                                                                    ------          ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................       (0.54)          (0.44)          (0.20)
  Dividends in excess of net investment income ...............           -           (0.03)              -
  Distributions from realized gains ..........................       (0.47)              -           (1.67)
  Distributions in excess of realized gains ..................           -               -               -
  Tax return of capital distributions ........................           -           (0.00)              -
                                                                    ------          ------          ------
  Total dividends and distributions ..........................       (1.01)          (0.47)          (1.87)
                                                                    ------          ------          ------
Net asset value, end of period ...............................      $16.76          $14.87          $18.51
                                                                    ======          ======          ======
Total return (c) .............................................       19.75%          (8.02)%          4.92%
                                                                    ======          ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................  $1,523,142      $1,329,820             $10
Ratio of expenses to average net assets ......................        0.40%           0.39%           0.70%(d)
Ratio of net investment income to average net assets .........        3.33%           2.87%           2.65%(d)
Portfolio turnover rate ......................................         186%            115%             95%

FINANCIAL HIGHLIGHTS

-----
 33
--------------------------------------------------------------------------------

----------

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

      Class IA:
      Alliance Balanced Portfolio-January 27, 1986
      Alliance Aggressive Stock Portfolio-January 27, 1986

      Class IB:
      Alliance Aggressive Stock Portfolio-October 2, 1996.
      Alliance Balanced Portfolio-July 8, 1998.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)   Annualized.


                                   ------------------------- EQ Advisors Trust

----------------
      34
--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:


ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated August 30, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.

Investment Company Act File Number: 811-07953